UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 26, 2005

TEXTRON FINANCIAL CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	001-15515	05-6008768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

40 Westminster Street, P.O. Box 6687, Providence, Rhode Island		02940-6687
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (401) 621-4200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 —  Registrant’s Business and Operations

 Item 1.01.  Entry into a Material Definitive Agreement

On May 26, 2005, Textron Financial Corporation’s (“Textron Financial”) wholly-owned affiliate, Textron Financial Floorplan Master Note Trust (the “Trust”), issued $802.25 million of notes.  The privately placed investment grade notes consisted of $718 million Class A notes and $32 million Class B notes offered to third-party investors and included an unrated $52.25 million non-interest bearing subordinated Class C note retained by Textron Receivables Corporation III (“TRC III”), a wholly-owned subsidiary of Textron Financial (collectively, the “Series 2005-A Term Notes”).  The Class A notes have an interest rate of one-month LIBOR plus 0.12% per year and the Class B notes have an interest rate of one-month LIBOR plus 0.32% per year.  The expected principal payment date for the Series 2005-A Notes is in May 2008 and the final payment date for the Series 2005-A Notes is in May 2010.  Banc of America Securities LLC acted as lead initial purchaser.

In connection with the issuance of the Series 2005-A Term Notes, the Trust refinanced variable funding notes previously issued by it (the “Series 2001-1 Variable Funding Notes”).  The Trust used a portion of the proceeds from the issuance of the Series 2005-A Term Notes to pay down the outstanding amount of the Class A tranche of the Series 2001-1 Variable Funding Notes held by Bank of America, N.A., on behalf of itself and certain commercial paper conduits administered by Bank of America, N.A., and to reduce the commitments thereunder to $550 million.  The Class A tranche of the Series 2001-1 Variable Funding Notes have an interest rate equal to the commercial paper costs of the conduit purchasers plus monthly fees.  TRC III holds a $38.3 million subordinated Class B tranche of the Series 2001-1 Variable Funding Notes.  Incremental fundings may be made from time to time under the Series 2001-1 Variable Funding Notes subject to the satisfaction of customary conditions precedent.

Both the Series 2005-A Term Notes and the Series 2001-1 Variable Funding Notes are secured primarily by a revolving pool of dealer floorplan receivables originated from time to time by Textron Financial and sold to TRC III.  TRC III further conveys such receivables to the Trust.  Textron Financial will remain as servicer of the receivables.  As owner of the Trust, TRC III retains a residual interest in the assets of the Trust.

In connection with the issuance of the Series 2005-A Term Notes and the reduction of the Series 2001-1 Variable Funding Notes, Textron Financial, TRC III and/or the Trust entered into the following agreements: (i) an Amended and Restated Receivables Purchase Agreement by and between Textron Financial and TRC III, pursuant to which Textron Financial transfers receivables under designated accounts from time to time to TRC III; (ii) an Amended and Restated Sale and Servicing Agreement by and among the Trust as the issuer, TRC III, as transferor, Textron Financial, as servicer and The Bank of New York, as indenture trustee, pursuant to which TRC III transfers receivables from time to time to the Trust and Textron Financial agrees to continue to service the receivables; (iii) an Amended and Restated Indenture, by and between the Trust, as the issuer, and The Bank of New York, as indenture trustee, pursuant to which the Trust may from time to time issue one or more series of notes secured by the pool of receivables and related assets; (iv) a Series 2005-A Supplement to the Amended and Restated Indenture, by and among the Trust, The Bank of New York, as indenture trustee, and Textron Financial, as servicer, pursuant to which the Series 2005-A Term Notes were issued and collections, defaults and other amounts are allocated to the Series 2005-A Term Notes; (v) an Amended and Restated Series 2001-1 Supplement to the Amended and Restated Indenture, by and among the Trust, The Bank of New York, as indenture trustee, and Textron Financial, as servicer, pursuant to which the Series 2001-1 Variable Funding Notes were issued and collections, defaults and other amounts are allocated to the Series 2001-1 Variable Funding Notes; (vi) an Amended and Restated Trust Agreement by and among Textron Financial, TRC III and SunTrust Delaware Trust Company, as owner trustee, which governs the activities of the Trust and the duties of SunTrust Delaware Trust Company in connection therewith; and (vii) an Amended and Restated Administration Agreement by and among Textron Financial, TRC III and The Bank of New York, as indenture trustee, pursuant to which Textron Financial agrees to perform certain administrative duties on behalf of the Trust (collectively, the “Agreements”).  The summary of the Agreements set forth in this Item 1.01 is qualified in its entirety by reference to the text of the Agreements which are filed as Exhibits 4.1 through 4.3 and 99.1 through 99.4 and are incorporated by reference herein.

Under the Agreements, Textron Financial, TRC III and the Trust have made representations and warranties regarding the receivables as well as their businesses and properties and are required to comply with various covenants, servicing procedures, reporting requirements and other customary requirements for similar securitized facilities.   The Agreements also include usual and customary early amortization events and events of default for securitized facilities of this nature.  The sale of receivables as described in the Agreements is an off-balance sheet arrangement.

Section 2 —  Financial Information

 Item 2.03.  Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above under Item 1.01 of this Current Report on Form 8-K is hereby incorporated into this Item 2.03 by reference.

Section 9 —  Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)                                  Exhibits

Exhibit Number	Description

4.1	Amended and Restated Indenture, dated as of May 26, 2005, by and between Textron Financial Floorplan Master Note Trust and The Bank of New York, as indenture trustee.

4.2

Amended and Restated Series 2001-1 Supplement, dated as of May 26, 2005, to the Amended and Restated Indenture, dated as of May 26, 2005, by and among Textron Financial Floorplan Master Note Trust, The Bank of New York, as indenture trustee, and Textron Financial, as servicer.

4.3

Series 2005-A Supplement, dated as of May 26, 2005, to the Amended and Restated Indenture, dated as of May 26, 2005, by and among Textron Financial Floorplan Master Note Trust, The Bank of New York, as indenture trustee, and Textron Financial, as servicer.

99.1	Amended and Restated Trust Agreement, dated as of May 26, 2005, among Textron Financial, Textron Receivables Corporation III and SunTrust Delaware Trust Company, as owner trustee.

99.2	Amended and Restated Receivables Purchase Agreement, dated as of May 26, 2005, by and between Textron Financial and Textron Receivables Corporation III.

99.3

Amended and Restated Sale and Servicing Agreement, dated as of May 26, by and among Textron Receivables Corporation III, Textron Financial Floorplan Master Note Trust, and Textron Financial, as servicer.

99.4	Amended and Restated Administration Agreement, dated as of May 26, 2005, among Textron Receivables Corporation III, Textron Financial and The Bank of New York, as indenture trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXTRON FINANCIAL CORPORATION
(Registrant)

Date: June 1, 2005	By:	/s/ Thomas J. Cullen

		Name:	Thomas J. Cullen

		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Amended and Restated Indenture, dated as of May 26, 2005, by and between Textron Financial Floorplan Master Note Trust and The Bank of New York, as indenture trustee.

4.2

Amended and Restated Series 2001-1 Supplement, dated as of May 26, 2005, to the Amended and Restated Indenture, dated as of May 26, 2005, by and among Textron Financial Floorplan Master Note Trust, The Bank of New York, as indenture trustee, and Textron Financial, as servicer.

4.3

Series 2005-A Supplement, dated as of May 26, 2005, to the Amended and Restated Indenture, dated as of May 26, 2005, by and among Textron Financial Floorplan Master Note Trust, The Bank of New York, as indenture trustee, and Textron Financial, as servicer.

99.1	Amended and Restated Trust Agreement, dated as of May 26, 2005, among Textron Financial, Textron Receivables Corporation III and SunTrust Delaware Trust Company, as owner trustee.

99.2	Amended and Restated Receivables Purchase Agreement, dated as of May 26, 2005, by and between Textron Financial and Textron Receivables Corporation III.

99.3

Amended and Restated Sale and Servicing Agreement, dated as of May 26, by and among Textron Receivables Corporation III, Textron Financial Floorplan Master Note Trust, and Textron Financial, as servicer.

99.4	Amended and Restated Administration Agreement, dated as of May 26, 2005, among Textron Receivables Corporation III, Textron Financial and The Bank of New York, as indenture trustee.